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Exhibit 32.1

                                  CERTIFICATION

I, Michael D. Dale, Chief Executive Officer of ATS Medical, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Annual Report of Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004


       /s/ Michael D. Dale
       -----------------------
Name:  Michael D. Dale
Title: Chief Executive Officer